UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2009

DUKE REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Indiana	1-9044	35-1740409
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 East 96th Street, Suite 100, Indianapolis, Indiana	46240
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On April 29, 2009, Duke Realty Corporation (the “Company”) issued a press release (the “Press Release”) announcing its results of operations and financial condition for the first quarter ended March 31, 2009. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 2.02 by this reference.

On April 30, 2009, the Company also held a conference call to discuss the Company’s financial results for the first quarter ended March 31, 2009. Pursuant to General Instruction F to Form 8-K, a copy of the transcript from the conference call (the “Transcript”) is attached hereto as Exhibit 99.2 and is incorporated into this Item 2.02 by this reference. The Transcript has been selectively edited to facilitate the understanding of the information communicated during the conference call.

The information contained in this Item 2.02, including the related information set forth in the Press Release and the Transcript attached hereto and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Duke Realty Corporation Amended and Restated 2005 Long-Term Incentive Plan.

At the 2009 Annual Meeting of Shareholders held on April 29, 2009, the Company’s shareholders approved the Duke Realty Corporation Amended and Restated 2005 Long-Term Incentive Plan (the “Amended and Restated 2005 Plan”). A description of the material terms of the Amended and Restated 2005 Plan was included in the Company’s Definitive Proxy Statement on Schedule 14A (File No. 001-09044) as filed with the Securities and Exchange Commission on March 18, 2009.

The Amended and Restated 2005 Plan includes 3,900,000 additional shares of the Company’s common stock that may be granted under the Amended and Restated 2005 Plan, thereby resulting in 11,103,000 total shares of Company’s common stock reserved and available for issuance pursuant to awards granted under the Amended and Restated 2005 Plan.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Duke Realty Corporation press release dated April 29, 2009, with respect to its financial results for the first quarter ended March 31, 2009.*

99.2	Duke Realty Corporation transcript from the conference call held on April 30, 2009, with respect to its financial results for the first quarter ended March 31, 2009.*

99.3	Duke Realty Corporation Amended and Restated 2005 Long-Term Incentive Plan (incorporated herein by reference to Appendix A of the Registrant’s Definitive Proxy Statement on Schedule 14A (File No. 001-09044) filed with the Securities and Exchange Commission on March 18, 2009).

*	The Press Release and the Transcript attached hereto as Exhibits 99.1 and 99.2, respectively, are “furnished” and not “filed,” as described in Item 2.02 of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DUKE REALTY CORPORATION

By:	/s/ Howard L. Feinsand
Howard L. Feinsand
Executive Vice President, General Counsel
and Corporate Secretary

Dated: May 5, 2009